Exhibit 99.1 Adient March 29, 2021 Lender Presentation Adient - PUBLICExhibit 99.1 Adient March 29, 2021 Lender Presentation Adient - PUBLIC

Important Information Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for the strategic transactions in China, deleveraging transactions and the contemplated amendment and extension of the term loan credit agreement (collectively, the “Transactions”), timing, benefits and outcomes of the Transactions, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Adient’s ability to consummate the Transactions that may yield additional value for shareholders at all or on the same or different terms as those described herein, the timing, benefits and outcome of the Transactions, the effect of the announcement of the Transactions on Adient’s business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the Transactions, the failure to satisfy conditions to consummation of the Transactions, including the receipt of regulatory approvals (and any conditions, limitations or restrictions placed on these approvals), risks that the Transactions disrupt current plans and operations, including potential disruptions with respect to our employees, vendors, clients and customers as well as management diversion or potential litigation, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to execute its turnaround plan, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of financing, the impact of tax reform legislation through the Tax Cuts and Jobs Act and/or under the new U.S. presidential administration, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations including as may be impacted by the change in U.S. presidential administration, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, changes in consumer demand, work stoppages and similar events, global climate change and related emphasis on ESG matters by various stakeholders, energy and commodity prices, the availability of raw materials and component products, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 30, 2020, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2020 filed with the SEC on February 5, 2021, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors, holders of notes and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures.

- Transaction Summary Agenda - Business Overview and Update - Recent announcements - Key Financials 3 Adient - PUBLIC- Transaction Summary Agenda - Business Overview and Update - Recent announcements - Key Financials 3 Adient - PUBLIC

Transaction Adient Lender Presentation Summary 4 Adient - PUBLICTransaction Adient Lender Presentation Summary 4 Adient - PUBLIC

Transaction Summary Adient plc (“Adient” or the “Company”) (NYSE: ADNT) is a global leader in the automotive seating supply industry holding ~33% of the global market share with 202 manufacturing facilities in 32 countries in the Americas, Europe, Asia, and China For LTM period ending December 31, 2020, Adient generated Consolidated Revenue and Adjusted EBITDA of $12.6 billion and $754 million Current market capitalization of ~$3.9 billion The Company is opportunistically seeking to extend its existing Term Loan B and upsize by ~$200 million to $1,000 million Incremental proceeds, along with approximately $640 million of cash from the balance sheet will be used to refinance the 7% Senior First Lien Notes due 2026 and pay related fees and expenses th As announced on March 29 , 2021, $640 million of the outstanding 7% Senior First Lien Notes due 2026 were validly tendered by the early tender deadline at a price of $1,070.00 per $1,000.00; in addition, the Company intends to redeem $80 million of the 7% Senior First Lien Notes due 2026 at a price of 1,030.00 per $1,000.00 pursuant to the special call th rd feature before May 6 , 2021 and an additional $80 million before the end of Adient’s fiscal 3 quarter. Pro Forma Senior Secured Net Leverage and Total Net Leverage of 0.6x and 3.5x, respectively, based on LTM period ending December 31, 2020 Adj. EBITDA of $754 million As announced on March 12, 2021, the Company entered into various agreements with joint venture partner Yanfeng to end its YFAS joint venture, this will generate after-tax proceeds of ~$1.4B which are expected to be used, among other things, to repay debt during 2021 while driving net leverage down (target of 1.5x – 2.0x) 5 Adient - PUBLICTransaction Summary Adient plc (“Adient” or the “Company”) (NYSE: ADNT) is a global leader in the automotive seating supply industry holding ~33% of the global market share with 202 manufacturing facilities in 32 countries in the Americas, Europe, Asia, and China For LTM period ending December 31, 2020, Adient generated Consolidated Revenue and Adjusted EBITDA of $12.6 billion and $754 million Current market capitalization of ~$3.9 billion The Company is opportunistically seeking to extend its existing Term Loan B and upsize by ~$200 million to $1,000 million Incremental proceeds, along with approximately $640 million of cash from the balance sheet will be used to refinance the 7% Senior First Lien Notes due 2026 and pay related fees and expenses th As announced on March 29 , 2021, $640 million of the outstanding 7% Senior First Lien Notes due 2026 were validly tendered by the early tender deadline at a price of $1,070.00 per $1,000.00; in addition, the Company intends to redeem $80 million of the 7% Senior First Lien Notes due 2026 at a price of 1,030.00 per $1,000.00 pursuant to the special call th rd feature before May 6 , 2021 and an additional $80 million before the end of Adient’s fiscal 3 quarter. Pro Forma Senior Secured Net Leverage and Total Net Leverage of 0.6x and 3.5x, respectively, based on LTM period ending December 31, 2020 Adj. EBITDA of $754 million As announced on March 12, 2021, the Company entered into various agreements with joint venture partner Yanfeng to end its YFAS joint venture, this will generate after-tax proceeds of ~$1.4B which are expected to be used, among other things, to repay debt during 2021 while driving net leverage down (target of 1.5x – 2.0x) 5 Adient - PUBLIC

Sources & Uses and Pro Forma Capitalization

ADIENT

Sources & Uses

($ in millions)

Sources of Funds	Amount
A&E Term Loan B	$1,000
Cash from Balance Sheet	638
Total Sources	**$1,638**

Uses of Funds	Amount
Repay Term Loan B	$788
Partially Redeem Senior Secured Notes due 2026 (10%)	160[2]
Premium on Partial Special Redemption (@ 103.00)	5
Paydown Senior Secured Notes due 2026	640
Tender Premium on Senior Secured Notes (@ 107.00)	45
Total Uses	**$1,638**

Note: Excludes transaction fees & expenses.
(1) Assumes no change in cash or Term Loan B balance from pro forma 12/31/20 balance.
(2) Assumes $80 million redeemed prior to May 6th, 2021, and an additional $80 million redeemed before the end of Adient's fiscal third quarter.
(3) Reflects approximately $2.0 billion of debt paydown during calendar year 2021.
(4) Reflects midpoint of FY 2021E Adjusted EBITDA guidance ($1,050 million) adjusted for anticipated EBITDA impacts associated with sale of China JV (plus $90 million from consolidation, less $155 million from decrease in equity income).

Pro Forma Capitalization

($ in millions)

		12/31/2020		2021 Guidance[1]
Pro Forma Capitalization	**Maturity**	**Actual**	**PF TLB/Tender**	**PF China Trans.**
Cash & Cash Equivalents		$1,820	$1,182	$1,182
ABL Revolver, incl. FILO ($1,250mm)	5/6/24	--	--	
Term Loan B	5/6/24	788	--	
A&E Term Loan B	**7 years**	**--**	**1,000**	**1,000**
9.000% Secured Notes	4/15/25	600	600	
7.000% Secured Notes	5/15/26	800	--	
Other Debt	--	11	11	
Total Secured Debt		**$2,199**	**$1,611**	
European Investment Bank Loan	5/9/22	187	187	
3.500% Senior Notes (€1,000mm)	8/15/24	1,230	1,230	
4.875% Senior Notes	8/15/26	797	797	
Total Debt		**$4,413**	**$3,825**	**~$2.4bn[3]**
Market Capitalization		3,939	3,939	
Total Capitalization		**$8,352**	**$7,764**	
Operating Metrics				
Adj. EBITDA		$754	$754	$985[4]
Credit Statistics				
Secured Debt / Adj. EBITDA		2.9x	2.1x	TBD
Secured Net Debt / Adj. EBITDA		0.5x	0.6x	TBD
Total Debt / Adj. EBITDA		5.9x	5.1x	~2.4x
Net Debt / Adj. EBITDA		3.4x	3.5x	~1.2x

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Summary of Terms – New Term Loan B Co-Borrowers: Adient US LLC and Adient Global Holdings S.à.r.l. (the “Co-Borrowers”) (same as existing Term Loan B) Facility: First Lien Term Loan B Guarantors: Same as existing Term Loan B Security: Same as existing Term Loan B Amount: $1,000 million Maturity: 7 years (2028) Pricing: L + 350 – 375 bps; locked until 12/31/21, thereafter subject to a 25 bps step-down (same as existing) LIBOR Floor: 0.00% (same as existing) OID: 99.5 Optional 101 soft call for 6 months Prepayments: Amortization: 1.00% per annum (same as existing Term Loan B) Financial Covenants: None (same as existing Term Loan B) Other Terms: Substantially the same as the existing Term Loan B 7 Adient - PUBLICSummary of Terms – New Term Loan B Co-Borrowers: Adient US LLC and Adient Global Holdings S.à.r.l. (the “Co-Borrowers”) (same as existing Term Loan B) Facility: First Lien Term Loan B Guarantors: Same as existing Term Loan B Security: Same as existing Term Loan B Amount: $1,000 million Maturity: 7 years (2028) Pricing: L + 350 – 375 bps; locked until 12/31/21, thereafter subject to a 25 bps step-down (same as existing) LIBOR Floor: 0.00% (same as existing) OID: 99.5 Optional 101 soft call for 6 months Prepayments: Amortization: 1.00% per annum (same as existing Term Loan B) Financial Covenants: None (same as existing Term Loan B) Other Terms: Substantially the same as the existing Term Loan B 7 Adient - PUBLIC

Indicative Execution Timeline March 2021 April 2021 Sun Mon Tue Wed Thu Fri Sat Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28 29 30 Market Holiday Key Syndication Date Date Event th March 29 , 2021 Lender Conference Call st April 1 , 2021 Term Loan B Lender Commitments Due (5PM ET) Thereafter Close & Fund Term Loan B 8 Adient - PUBLICIndicative Execution Timeline March 2021 April 2021 Sun Mon Tue Wed Thu Fri Sat Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28 29 30 Market Holiday Key Syndication Date Date Event th March 29 , 2021 Lender Conference Call st April 1 , 2021 Term Loan B Lender Commitments Due (5PM ET) Thereafter Close & Fund Term Loan B 8 Adient - PUBLIC

Business Overview Adient Lender Presentation and Update 9 Adient - PUBLICBusiness Overview Adient Lender Presentation and Update 9 Adient - PUBLIC

Adient is fundamental within the automotive industry

Adient is a critical supplier in automotive seating, supplying approximately one out of every three automotive seats worldwide

NYSE: ADNT

FY20 Revenue

~$12.7B
Consolidated revenue

Strong and diversified revenue mix:

Passenger car	~35%
Truck	~22%
CUV / SUV	~43%

~$7.6B
Unconsolidated seating revenue

Global market share



Adient
~33 %
Lear
Faurecia
Toyota Boshoku
Magna
Other

Revenue by geography*



Americas
31%
Europe / Africa
26%
Asia / Pacific
China
36%

We supply
~19M
seat systems per year

*Adient share includes non-consolidated revenue. Revenue by geography based on FY2020 (consolidated and non-consolidated). Source: External and management estimates

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Adient - PUBLIC

Strong customer diversification

We work with the
world's largest automotive manufacturers
across the globe


JLR 1%
Others 7%
Ford 10%
Renault 3%
GM 7%
Tesla 1%
BMW 6%
Other 7%
N. American OEM's 18%
Volvo 6%
Toyota 8%
Daimler 7%
European OEM's 49%
Asian OEM's 26%
Nissan 6%
VW 12%
Honda 6%
Hyundai/ Kia 6%
Stellantis 14%

- **Industry leading diversification**
  - **By customer**
    No customer is greater than 14% of total consolidated sales
  - **By platform**
    No platform is greater than ~6% of total consolidated sales
- **Ability to leverage products across customers and regions**
- **Strengthening our market position profitable new business wins**
  - **EV platform wins accelerating across Adient's extensive customer network (i.e. GM, Ford, Daimler, NIO, Xpeng)**

Based on ADNT's FY20 consolidated sales

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Adient - PUBLIC

We delivered on our commitments in FY20…

We are **focused** and **resilient**, executing plans to position Adient for long-term success.

Successfully executed plans within our control.

Advanced the **improvement phase** of Adient's turnaround plan through specific focus areas:

- Launch management
- Operational improvement
- Cost reductions
- Commercial discipline

With operations stabilized and steadily improving, executed various **strategic actions**:

- **Portfolio adjustments** — Announced and closed strategic transactions with JV partner Yanfeng, sale of Adient's fabrics business, sale of RECARO Automotive Seating, and Adient Aerospace deconsolidation
- **Accelerated debt repayment**

While managing through an unplanned obstacle

COVID-19 Pandemic

- Executed immediate actions, both structural and temporary, to protect the business long-term
- Executed actions to increase and protect Adient's liquidity
- Developed comprehensive return to work guidelines to ensure successful restart of operations and to protect the company's employees and customers
- Identified and executing structural cost reductions to reduce the company's breakeven point

Driving long-term stakeholder value by:

- Winning new and replacement business
- Becoming customers' preferred supplier
- Driving earnings growth
- Driving cash generation
- Strengthening the balance sheet

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Adient - PUBLIC

Building on our progress in FY21 — Launch, Operational & Cost Improvement


Significant progress made throughout FY20; launch management will remain a focus area to ensure best-in-class performance
FY2020 - FY2022: Improvement phase
Significant earnings and cash flow growth expected
Specific focus areas underpin expected improvement in FY21
Launch management
Operational improvement
Cost improvement
Commercial / customer profitability management

Operational & Cost Improvement focus areas:

- Align manufacturing footprint to sales projections
- Continue to improve capacity utilization (i.e. grow trim and foam to fill open capacity)
- Purchasing performance - matched pairs between purchasing & business unit to enhance cooperation and strategic alignment; make vs. buy decisions, etc.
- Design for manufacturing – engage plant teams in early design phase to reduce labor costs and improve quality
- Increase use of automation (where feasible) across network
- Upgrade technology as needed for cost and quality improvement

13

Adient - PUBLIC

A strong start to FY21

We delivered strong Q1 results, driven by improved business performance…

- In line with internal expectations, Q1 consolidated revenue of $3.8B, down $88M or 2% y-o-y (revenue impacted by prior year portfolio adjustments totaling ~$70M and Adient specific launches)
- Q1 Adj.-EBITDA of $378M [1], up $81M y-o-y; margin of 9.8%, up 228 bps y-o-y
- Cash and cash equivalents of ~$1.8B at Dec. 31, 2020; total liquidity ~$2.8B at Dec. 31, 2020
- Gross debt and net debt [1] totaled $4.4B and $2.5B, respectively at Dec. 31, 2020

… while looking to the future to ensure sustained, long-term success

- Focused on delivering world-class products and services to our customers; validated by external recognition, including, but not limited to:
  - Hyundai Kia selected Adient as a Supplier of the Year 2020 honoree for delivering several flawless launches and excellent quality and supply chain management
  - Adient's new "Floating Seat" (right) won a bronze medal at the prestigious CLEPA Innovation Award ceremony
  - Adient supplied seats for the winners of the 2021 North American Utility and Truck of the Year — the Ford Mustang Mach-E and Ford F-150, respectively
- Adient issued its **2020 Sustainability Report** — highlighting the company's commitment to operating its business in an environmentally responsible manner *(more on slide 15)*



[1] Reference full earnings release issued Feb 5,2021 for non-GAAP to GAAP reconciliations

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Adient - PUBLIC

Adient Sustainability Adient’s 2020 sustainability report outlines the company’s key policies and actions regarding environmental responsibility, people and communities, governance and compliance, and more These policies and actions aim to ensure that Adient manages risks in these areas and achieves our environmental, social and governance goals From Adient President and CEO Doug Del Grosso: “At Adient, we believe that a commitment to positive environmental, social and governance-related business practices strengthens our company, increases our connection with our shareholders and helps us better serve our customers and the communities in which we operate. “We also see in these commitments additional ways of creating value for our shareholders, our employees, our customers and the wider world.” 15 Adient - PUBLICAdient Sustainability Adient’s 2020 sustainability report outlines the company’s key policies and actions regarding environmental responsibility, people and communities, governance and compliance, and more These policies and actions aim to ensure that Adient manages risks in these areas and achieves our environmental, social and governance goals From Adient President and CEO Doug Del Grosso: “At Adient, we believe that a commitment to positive environmental, social and governance-related business practices strengthens our company, increases our connection with our shareholders and helps us better serve our customers and the communities in which we operate. “We also see in these commitments additional ways of creating value for our shareholders, our employees, our customers and the wider world.” 15 Adient - PUBLIC

Strengthening our leading position Steady cadence of business wins 1 (replacement, new, conquest and alternative propulsion) expected to 2 strengthen Adient’s leading market position Recent program wins: 1 GM Future EV (new) 3 2 Peugeot 3008 (new) 3 Peugeot 5008 (new) 4 4 Lincoln Nautilus China (new) Not pictured: Chevrolet / Buick crossover (replacement) GMC crossover (new) 16 Adient - PUBLICStrengthening our leading position Steady cadence of business wins 1 (replacement, new, conquest and alternative propulsion) expected to 2 strengthen Adient’s leading market position Recent program wins: 1 GM Future EV (new) 3 2 Peugeot 3008 (new) 3 Peugeot 5008 (new) 4 4 Lincoln Nautilus China (new) Not pictured: Chevrolet / Buick crossover (replacement) GMC crossover (new) 16 Adient - PUBLIC

1 Launch status 2 Second F-150 manufacturing location (Riverside, MO) successfully underway VW ID 3 / 4 SUVe represents 1st SVW electric car 3 with MEB platform 4 Strong focus on process discipline around launch readiness underpinning Adient’s successful launch performance continues Recent and upcoming key launches: 5 1 Ford F-150 2 Jeep Wrangler 4xe 6 3 Acura MDX 4 Citroen C41 5 Honda City 7 6 VW ID3 and ID4 SUV 7 Mustang Mach-E 17 Adient - PUBLIC1 Launch status 2 Second F-150 manufacturing location (Riverside, MO) successfully underway VW ID 3 / 4 SUVe represents 1st SVW electric car 3 with MEB platform 4 Strong focus on process discipline around launch readiness underpinning Adient’s successful launch performance continues Recent and upcoming key launches: 5 1 Ford F-150 2 Jeep Wrangler 4xe 6 3 Acura MDX 4 Citroen C41 5 Honda City 7 6 VW ID3 and ID4 SUV 7 Mustang Mach-E 17 Adient - PUBLIC

Positioning the company for long-term success

- Focused on positioning the company for long-term, sustained success by executing actions within our control, while managing through "normal course" industry and macro headwinds.

Advancing our strategic objectives to position Adient for sustained success…

- Turnaround plan firmly rooted and accelerating
  - Notable improvement achieved within the metals business – metals business now forecast to be FCF breakeven in FY21, one year ahead of plan
  - Significant efficiencies achieved within operations (i.e. decrease in premium freight, cost of poor quality, launch costs, etc.)
- Strengthening our market position with **profitable** new business wins
  - EV platform wins accelerating across Adient's extensive customer network (i.e. GM, Ford, Daimler, NIO, Xpeng)
- Deleveraging the balance sheet (debt pay down initiatives underway)
- Committed to positive environmental, social and governance-related business practices – 2020 Sustainability Report enhanced transparency

…while managing through a variety of industry and macro headwinds

- Near-term production downtime and operating inefficiencies driven by supply chain disruptions
  - semiconductor shortages
  - petrochemical supply constraints (impacting foam operations)
- Material economics — steel and chemicals
- Resurgence of COVID-19
- Labor shortages
- Premium freight (primarily driven by temporary supply chain disruptions)
- Heavy launch cadence in the Americas

18

Adient - PUBLIC

Recent Adient Lender Presentation Announcements 19 Adient - PUBLICRecent Adient Lender Presentation Announcements 19 Adient - PUBLIC

Executive summary Adient recently announced a strategic transformation in China Adient entered into definitive agreements with joint venture partner Yanfeng Automotive Trim Systems Ltd. (YF) to end its Yanfeng Adient Seating Co., Ltd. (YFAS) joint venture in China. The transactions contemplated by these agreements will, upon closing, allow Adient to drive its strategy in China independently, which is expected to result in a variety of benefits, including capturing growth in profitable and expanding segments; improving the integration of the company’s China operations; and allowing for more certain value realization relative to status quo, where cash and value are generated from dividends at entities not in Adient’s control Cash received by Adient: ~$1.5B before tax, or ~$1.4B after tax, after acquisition of CQYFAS and YFAS-LF The transactions, which are subject to customary government and regulatory approvals, and certain PRC state-owned asset required approvals and processes, are expected to be completed in the second half of calendar year 2021 Executing strategic transformation in China, coupled with cash on the balance sheet and improvement in business operations, provides a unique opportunity for Adient to make a transformational change to its capital structure and makes progress towards its net leverage goal of around 1.5x – 2.0x Recently announced $640M tender offer to pay down a portion of Adient’s $800M, 7% secured notes due 2026 Early redemption options exist on the remaining $160M in aggregate principal, that the company fully plans to exercise in the near term 20 Cash proceeds from YFAS transactions based on USD to RMB exchange rate as of Mar. 10, 2021 Adient - PUBLICExecutive summary Adient recently announced a strategic transformation in China Adient entered into definitive agreements with joint venture partner Yanfeng Automotive Trim Systems Ltd. (YF) to end its Yanfeng Adient Seating Co., Ltd. (YFAS) joint venture in China. The transactions contemplated by these agreements will, upon closing, allow Adient to drive its strategy in China independently, which is expected to result in a variety of benefits, including capturing growth in profitable and expanding segments; improving the integration of the company’s China operations; and allowing for more certain value realization relative to status quo, where cash and value are generated from dividends at entities not in Adient’s control Cash received by Adient: ~$1.5B before tax, or ~$1.4B after tax, after acquisition of CQYFAS and YFAS-LF The transactions, which are subject to customary government and regulatory approvals, and certain PRC state-owned asset required approvals and processes, are expected to be completed in the second half of calendar year 2021 Executing strategic transformation in China, coupled with cash on the balance sheet and improvement in business operations, provides a unique opportunity for Adient to make a transformational change to its capital structure and makes progress towards its net leverage goal of around 1.5x – 2.0x Recently announced $640M tender offer to pay down a portion of Adient’s $800M, 7% secured notes due 2026 Early redemption options exist on the remaining $160M in aggregate principal, that the company fully plans to exercise in the near term 20 Cash proceeds from YFAS transactions based on USD to RMB exchange rate as of Mar. 10, 2021 Adient - PUBLIC

Rationale

ADIENT

YFAS transaction

- Aligns with China auto industry trend in post-JV era
  - Global manufacturers such as Tesla, VW, BMW have moved towards majority-owned business model and away from JV model after China abolished its JV requirements in 2018 with OEMs
  - Similar trend taking place with leading Chinese manufacturers
- Enables Adient to drive strategy in China independently and opportunity to capture growth in profitable and expanding segments (Japanese manufacturers, luxury, EVs, etc.)
- Improves integration of Adient China operation – potential to achieve significant synergies across multiple locations
- Will provide more certain value realization relative to status quo where cash and value is generated from dividends at entities not in Adient's control
- Monetizes significant value that has accumulated at the JV without jeopardizing future opportunities for growth



SJA transaction

- The transaction is consistent with other strategic actions the company has completed recently to further its portfolio optimization strategy, which includes focusing on Adient's profitable, large-volume core seating business

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Adient - PUBLIC

Post-transactions, Adient China business projected to have ~$4.5B in sales and extensive customer and geographic coverage

- Upon closing of the YFAS, CQADNT[1] and SJA transactions, Adient China will have **9 major entities with ~12,000 employees & projected sales of ~$4.5B in FY21,** covering high-growing segments, incl. Premium, Japanese & EV
- Adient China will have **3 Global Tech Centers with over 800 engineers**, and complete in-house engineering capabilities
- **Approximately one-fourth of business** in China would be **consolidated**
- Positions Adient as **Top 3 complete seat players in China market (~12% share in rapidly growing NEV market)**
- **Sales content improved by ~10%**



North
Daqing
Changchun
Shenyang
Beijing
Langfang
Dalian
Tianjin
Hefei
Xi'an
Shanghai
Hangzhou
Chengdu
Wuhan
Nanchang
Ningbo
Chongqing
West &
Central
Changsha
Liuzhou
Foshan
Guangzhou
South

Region	Operations	OEM Customers	Main growth engines
North	CFAA BJA[2]	FAW-VW, Audi, FAW-Toyota Hyundai, Daimler	**Premium** Audi Daimler **Japanese** Toyota **Int'l** VW
South	GAAS[2] CAA	GAC-Honda, GAC-Toyota, GAC-Mitsu,	**Japanese** Honda, Toyota, Mitsubishi
West & Central	CQADNT[1,2]	Ford Volvo NIO Xpeng	**Premium** Lincoln Volvo **EV**, NIO, Xpeng
Components	Keiper (mechs.) FAA (mechs) YFAT (trim) Langfang[2] (metal)	All OEMs Exporting Dai/Hyundai	

1 - Previously CQYFAS
2 - Post closing (incl. majority owned JVs and wholly owned entities)

Adient - PUBLIC

22

Use of proceeds / pro forma Adient

ADIENT

Use of proceeds

- Adient intends to use the anticipated after-tax proceeds of ~$1.4B for:
  - Debt repayment (consistent with the company's near-term capital allocation plans),
  - Ability to fund Boxun's put right, if exercised (~$125M), and other corporate purposes

Pro forma Adient (post closings, compared to the company's current FY21 outlook) [1]

- Consolidated sales expected to increase annually by ~$700M - $800M
  - Unconsolidated sales expected to decline annually by ~$3.5B - $4.0B
- Consolidated EBITDA expected to increase annually by ~$90M - $100M
- Equity income expected to decline annually by ~$155M
- Net leverage target between 1.5x – 2.0x (dependent on level of debt repayment and other uses of proceeds)

Transformational change in Adient's future earnings profile and balance sheet (EPS and Net Income accretive)[2]

Significant opportunity to pay down debt in FY21, beginning with the recent tender offer

1 – FY21 outlook provided with Adient's Q1FY21 earnings results released on Feb. 5, 2021

2 – Post closing and assuming approximately $2B of debt paydown by December 2021, annual interest expense estimated at ~$100M (vs. guidance of $235M in FY21) and cash taxes increasing by ~$10M

Cash proceeds from YFAS transactions based on USD to RMB exchange rate as of Mar. 10, 2021

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Adient - PUBLIC

Adient - Unequaled global capabilities

Global locations

194 manufacturing facilities

32 countries

Global employees

90,000

~3,500 engineers

8 major tech centers



Europe
North America
Asia
Africa
South America

Unequaled global capability in JIT and all critical components; trim, foam, structures and mechanisms

Based on management estimates - post closing of China strategic transformation (including consolidated and unconsolidated entities)

Adient - PUBLIC

Adient Lender Key Financials Presentation 25 Adient - PUBLICAdient Lender Key Financials Presentation 25 Adient - PUBLIC

FY 2021 Q1 key financials

ADIENT

$ millions, except per share data	As Reported		As Adjusted [1]		
	Q1 FY21	Q1 FY20	Q1 FY21	Q1 FY20	B/(W)
Consolidated Revenue	$ 3,848	$ 3,936	$ 3,848	$ 3,936	*-2%*
EBIT	$ 282	$ (42)	$ 295	$ 218	*35%*
Margin	*7.3%*	*	*7.7%*	*5.5%*	
EBITDA	N/A	N/A	$ 378	$ 297	*27%*
Margin			*9.8%*	*7.5%*	
Memo: Equity Income [2]	$ 97	$ (113)	$ 94	$ 108	*-13%*
Tax Expense (Benefit)	$ 52	$ 54	$ 51	$ 56	
ETR	*23.1%*	*	*21.5%*	*32.6%*	
Net Income (Loss)	$ 150	$ (167)	$ 162	$ 90	*80%*
EPS Diluted	$ 1.58	$ (1.78)	$ 1.71	$ 0.96	*78%*

Memo: Equity Income excluding Interiors up y-o-y (FY21 $94M vs FY20 $91M)

1 - Reference full earnings release issued Feb 5,2021 for non-GAAP to GAAP reconciliations
2 – Equity income included in EBIT & EBITDA
NM - Measure not meaningful

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Adient - PUBLIC

Q1 2021 Revenue

ADIENT

Consolidated and unconsolidated sales

$ in Millions

Consolidated sales



$3,936
$67
$(73)
$(82)
$3,848
Q1FY20
FX
Portfolio adjustments
Volume/Pricing
Q1FY21

Unconsolidated seating sales



$2,265 M
$2,634 M
Q1 FY20
Q1 FY21

Year-over-year growth ~16% ~11% excl. FX

Regional Performance

(consolidated sales y-o-y growth by region)[1]

	Q1	Q1 IHS Production
Americas	-5.2%	0.4%
EMEA	2.7%	1.6%
Asia	-5.2%	4.3%
Note: China	7.2%	5.9%
Note: Asia excl. China	-10.5%	2.0%

consolidated

- Adient sales impacted by recent portfolio adjustments, and Adient specific launches
  - Americas sales primarily impacted by F-150 launch and Tesla in-sourcing
  - Asia excluding China impacted by lower production in Thailand and Japan

1 – Growth rates at constant foreign exchange, and adjusted for portfolio changes (Americas ~$10M RECARO, EMEA ~$37M Fabrics & ~$12M RECARO, Asia ~$14M RECARO)

unconsolidated

- China unconsolidated seating up 13% y-o-y (ex. FX), versus production up 6%
  - Adient's favorable exposure to premium OEMs, Japanese OEMs, and the premium EV market in China helped drive outperformance vs the market
  - China sales continuing to progress in a positive direction

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Adient - PUBLIC

Q1 FY21 Adjusted-EBITDA [1]

- Q1FY21 Adj.-EBITDA of $378M, up $81M y-o-y. Key drivers of the y-o-y increase:
  - Improved business performance, which included:
    - Various "normal course" commercial settlements
    - Improved operating performance, including lower labor & overhead, freight, launch and ops waste
  - Lower SG&A costs primarily driven by improved performance and divestiture of certain non-core businesses (RECARO and Fabrics)
- The positive benefits were partially offset by lower equity income, driven by the absence of Interiors equity income resulting from the YFAI divestiture, the impact of lower volumes & mix in Asia and increasing commodity costs
- The Metals business in Americas and EMEA continued to make significant improvements y-o-y



$297
$86
$32
$(21)
$(9)
$(7)
$378
Q1FY20
Improved Business Performance
SG&A
Equity Income
Vol / Mix
FX / other
Q1FY21



$ in millions
$297
7.5%
$65
$38
$(26)
$4
$378
9.8%
Q1FY20
EMEA
Americas
Asia
Corporate
Q1FY21

Note: Corporate includes central costs that are not allocated back to the operations, currently including executive offices, communications, finance, corporate development, and legal

[1] Reference full earnings release issued Feb 5,2021 for non-GAAP to GAAP reconciliations

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Adient - PUBLIC

Building on a positive trend [1]

$'s millions

		Sales	Adjusted EBITDA	Memo: EBITDA margin excl. Equity Income
FY20	Q1	$3,936	$297	4.80%
	Q2	$3,511	$211	5.72%
	Q3	$1,626	$(122) Significant COVID impact	
	Q4	$3,597	$287	5.53%
FY21	Q1	$3,848	$378	7.38%

B / (W) Prior Year

	Sales	Adjusted EBITDA	EBITDA Margin excl. Equity Income (bps)
Q1 FY20	$(222)	$121 ✓	257
Q2 FY20	$(717)	$20 ✓	270
Q3 FY20	$(2,593)	$(327) Significant COVID impact	
Q4 FY20	$(324)	$72 ✓	194
Q1 FY21	$(88)	$81 ✓	258

- Adient's strong start to FY21 is building on the momentum established in FY20
- Successful execution of the turnaround plan driving operational and financial improvements
- Four out of five quarters of significant y-o-y earnings improvement despite lower revenue

[1] Reference full earnings release issued Feb 5,2021 for non-GAAP to GAAP reconciliations

Adient - PUBLIC

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Cash flow & total liquidity

ADIENT

Free Cash Flow (1)

(in $ millions)	Q1 FY21	Q1 FY20
Adjusted-EBITDA	$ 378	$ 297
(+/-) Net Equity in Earnings	(93)	(107)
(-) Restructuring	(55)	(20)
(+/-) Net Customer Tooling	(8)	6
(+/-) Trade Working Capital (Net AR/AP + Inventory)	250	202
(+/-) Accrued Compensation	(19)	(61)
(-) Interest paid	(66)	(49)
(-) Taxes paid	(12)	(29)
(-) Non-income related taxes (VAT)	(67)	(1)
(+/-) Commercial settlements	(9)	19
(+/-) Other	(68)	(18)
Operating Cash flow	$ 231	$ 239
(-) CapEx (2)	(71)	(91)
Free Cash flow	$ 160	$ 148

1 – Free cash flow defined as operating cash flow less CapEx
2 - CapEx by segment for the quarter: Americas $36M, EMEA $31M, Asia $4M

Cash & liquidity position

- Total liquidity of ~$2.8B at Dec. 31, 2020, comprised of cash on hand of ~$1,820M and ~$1,000M of undrawn capacity under the revolving line of credit
- Adient's strong cash balance and liquidity at the end of Q1FY21 should provide protection against near-term macro uncertainties and enable significant opportunities for debt reduction as the company progresses through FY21

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Adient - PUBLIC

Net leverage trend [1]



Net Leverage Ratio
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Sep-17
Jan-18
May-18
Sep-18
Jan-19
May-19
Sep-19
Jan-20
May-20
Sep-20
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
April 2020 - Issued $600m 9% Senior Note
Spike in net leverage driven by COVID-19's significant impact on Q3 EBITDA
Operational difficulties had a significant impact on EBITDA
COVID-19 impact
Positive trend expected to continue
Anticipated operational improvements, executed portfolio change proceeds, deleveraging

Improving operational / financial performance, lessening impact from COVID-19 and recently announced / executed portfolio changes driving Adient's net leverage down (target of 1.5x – 2.0x)

[1] Net leverage defined as total debt, less cash / LTM Adj. EBITDA

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Adient - PUBLIC

FY21 Outlook – key financial metrics

	Q1 Actual	Outlook FY21
Consolidated sales	$3.8B	~ $14.6B – $15.0B
Adj.-EBITDA	$378M	~ $1,000M – $1,100M
Equity income (incl. in Adj. EBITDA)	$94M	~ $250M
Interest expense	$60M	~ $235M
Cash tax	$12M	~ $85M
CapEx	$71M	~ $320 - $340M
Free cash flow (operating cash flow less CapEx)	$160M	~ $0M - $100M

~$160M - $260M excl. special items impacting FY21 (e.g. elevated restructuring and deferred non-income tax payments)

Key takeaways

- FY21 guidance reaffirmed
- **Consolidated sales** trending towards the upper end of the range – driven primarily by FX movements, and to a lesser extent volume & mix. Elevated risk of production disruptions in the near-term given supply chain disruptions (semiconductors).
- **Adj. EBITDA** forecasted to range between $1.0B and $1.1B as rising material costs is expected to have a greater impact on **Adj. EBITDA** as FY21 progresses. In addition, "normal course" commercial settlements that benefited Q1 are not expected to have the same impact in Q2, Q3, or Q4 (timing benefits H1 FY21).
- **Equity income (incl. in Adj. EBITDA)** continues to track on plan and follow normal seasonality (strong Q1, significant drop expected in Q2 related to the Chinese New Year, followed by expected improvement in Q3 and Q4)

Guidance did not reflect recently announced strategic transformation in China, see page 23 for impact to this guidance

Reconciliations of non-GAAP measures related to FY2021 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations

Adient - PUBLIC

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